BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED MAY 29, 2026
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 27, 2026, AS SUPPLEMENTED
BlackRock Ultra-Short Term Bond Portfolio
Effective June 1, 2026 (“Effective Date”), Rich Mejzak, will serve as a portfolio manager of BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”). As of December 31, 2025, Mr. Mejzak did not beneficially own any equity securities of the Portfolio. As of the Effective Date, Mr. Ingold will no longer serve as portfolio manager of the Portfolio. As of the Effective Date, all references to Mr. Ingold in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
As of the Effective Date, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Eric Hiatt, CFA, FRM and Managing Director of BlackRock, is the lead portfolio manager of the Portfolio and Rich Mejzak, CFA and Managing Director of BlackRock, is a portfolio manager of the Portfolio. Messrs. Hiatt and Mejzak have been managers of the Portfolio since 2016 and June 2026, respectively.
As of the Effective Date, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraphs replace the fifth and sixth paragraphs of the section:
Eric Hiatt, CFA, FRM and Managing Director, is Head of US Cash Portfolio Management at BlackRock. Mr. Hiatt has been a portfolio manager within the Cash Management Group since 2012.
Rich Mejzak, CFA and Managing Director, is Global Head of Investments within the Cash Management Group at BlackRock. Mr. Mejzak has been a portfolio manager within the Cash Management Group since 2006.
As of the Effective Date, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, footnote 1 is added with respect to Rich Mejzak. In addition, the following information with respect to Mr. Mejzak is added immediately following the information included therein with respect to Mr. Hiatt:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Rich Mejzak, CFA, BlackRock Ultra-Short Term Bond Portfolio	Registered Investment Companies	9	$139,400,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$5,930,000,000	0	N/A
	Other Accounts	64	$36,700,000,000	0	N/A

As of the Effective Date, the first paragraph of the sub-section entitled “Compensation – Discretionary Incentive Compensation – Messrs. Hiatt and Ingold” in Appendix C of the SAI, is deleted in its entirety and replaced with the following:
Discretionary Incentive Compensation – Messrs. Hiatt and Mejzak
Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management, the individual’s performance and contribution to the overall performance of these portfolios and BlackRock and the individual’s non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt and Mejzak is not measured against a specific benchmark.
As of the Effective Date, the last sentence of the second paragraph of the sub-section entitled “Compensation – Distribution of Discretionary Incentive Compensation” in Appendix C of the SAI, is deleted in its entirety and replaced with the following:
The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE